EXHIBIT 99.2

Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AND UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS OF

ATHEROS COMMUNICATIONS, INC. AND U-NAV MICROELECTRONICS CORPORATION

On December 14, 2007, Atheros Communications, Inc. (“Atheros” or the “Company”) acquired certain assets and liabilities of u-Nav Microelectronics Corporation (“u-Nav”), a privately held Irvine, California based fabless semiconductor company specializing in global positioning system (“GPS”) chipsets and software that enable mobile location-based products and services.

Under the terms of the Asset Purchase Agreement (the “Agreement”), dated December 13, 2007. Atheros paid an aggregate of $15,103,000 in cash and issued 1,280,000 shares of the Company’s common stock in exchange for certain assets and liabilities of u-Nav. The value of the Company’s common stock issued was determined based on the average price over a 5-day period including the two days before and after December 13, 2007 (the announcement date), or $30.18 per share. In addition, the Company issued 150,000 restricted stock units of the Company’s common stock to certain key employees of u-Nav valued at approximately $3,798,000 as of their grant date. This amount will be recognized as compensation expense over the vesting period. The restricted shares vest annually over a four year period based on certain service commitments. A portion of the consideration payable to u-Nav has been placed into escrow pursuant to the terms of the Agreement and there may be additional consideration of up to 400,000 shares of the Company’s common stock payable to u-Nav for the achievement of certain milestones. The preliminary purchase price of u-Nav as of the closing date was $54,149,000, including $416,000 of transaction costs.

The following unaudited pro forma condensed combined financial data was prepared using the purchase method of accounting and was based on the historical financial statements of Atheros and u-Nav. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 combined the historical Atheros and u-Nav balance sheets as if the acquisition had closed on September 30, 2007. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 are presented as if the acquisition had closed on January 1, 2006. The estimates, assumptions and preliminary adjustments used in the preparation of the pro forma financial statements are described in the accompanying Notes.

The Unaudited Pro Forma Condensed Combined Balance Sheet and the Unaudited Pro Forma Condensed Combined Statements of Operations are prepared for illustrative purposes only and are not necessarily indicative of the results that would have been achieved had the acquisition of u-Nav been consummated as of the dates indicated or that may be achieved in the future and should not be taken as representative of future consolidated results of operations or financial condition of the Company.

The Unaudited Pro Forma Condensed Combined Balance Sheet and the Unaudited Pro Forma Condensed Combined Statements of Operations should be read in conjunction with the historical financial statements of Atheros included in its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended September 30, 2007, the historical consolidated financial statements of u-Nav included as Exhibit 99.1 in this Current Report on Form 8-K/A and other information pertaining to Atheros and u-Nav.

ATHEROS COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2007

(amounts in thousands)

	Historical Atheros	Historical u-Nav	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$133,203	$1,336	$(15,103)	(a)	$119,436
Short-term marketable securities	82,371	—	—		82,371
Accounts receivable, net	54,715	1,777	—		56,492
Inventory	30,246	720	272	(b)	31,238
Prepaid expenses, deferred income taxes and other current assets	11,301	728	—		12,029

Total current assets	311,836	4,561	(14,831)		301,566
Property and equipment, net	12,778	291	—		13,069
Long-term marketable securities	32,730	—	—		32,730
Goodwill	60,329	—	30,498	(c)	90,827
Acquired intangible assets, net	17,737	—	16,950	(c)	34,687
Deferred income taxes and other assets	11,858	374	—		12,232

Total assets	$447,268	$5,226	$32,617		$485,111

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Short-term debt	$—	$27,326	$(27,326)	(d)	$—
Accounts payable	27,534	1,111	—		28,645
Accrued and other current liabilities	46,552	845	416	(e)	47,813

Total current liabilities	74,086	29,282	(26,910)		76,458
Long-term debt	—	3,500	(3,500)	(d)	—
Deferred income taxes and other long-term liabilities	38,119	41	—		38,160
Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock	—	38,486	(38,486)	(f)	—
Common stock	347,202	171	38,459	(g)	385,832
Accumulated other comprehensive loss	51	—	—		51
Accumulated deficit	(12,190)	(66,254)	63,054	(h)	(15,390)

Total stockholders’ equity (deficit)	335,063	(27,597)	63,027		370,493

Total liabilities and stockholders’ equity (deficit)	$447,268	$5,226	$32,617		$485,111

See accompanying notes to unaudited pro forma condensed combined financial statements.

ATHEROS COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(amounts in thousands, except per share amounts)

	Historical Atheros	Historical u-Nav	Pro Forma Adjustments		Pro Forma Combined
Net revenue	$302,633	$6,799	$—		$309,432
Cost of goods sold	154,823	3,918	—		158,741

Gross profit	147,810	2,881	—		150,691
Operating expenses:
Research and development	74,006	7,316	542	(b)	81,864
Sales and marketing	26,821	708	35	(b)	27,564
General and administrative	15,377	1,363	(1)	(b)	16,739
Amortization of acquired intangible assets	5,358	—	3,124	(c)	8,482

Total operating expenses	121,562	9,387	3,700		134,649
Income (loss) from operations	26,248	(6,506)	(3,700)		16,042
Interest income (expense), net	8,326	(1,305)	674	(d)	7,695

Income (loss) before income taxes	34,574	(7,811)	(3,026)		23,737
Income tax provision (benefit)	8,022	22	(277)	(e)	7,767

Net income (loss)	$26,552	(7,833)	(2,749)		$15,970

Basic net income per share	$0.48				$0.28

Shares used in computing basic net income per share	55,481		1,280	(f)	56,761

Diluted net income per share	$0.45				$0.26

Shares used in computing diluted net income per share	58,999		1,280	(f)	60,279

See accompanying notes to unaudited pro forma condensed combined financial statements.

ATHEROS COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(amounts in thousands, except per share amounts)

	Historical Atheros	Historical u-Nav	Pro Forma Adjustments		Pro Forma Combined
Net revenue	$301,691	$5,188	$—		$306,879
Cost of goods sold	157,918	2,929	422	(a)	161,269

Gross profit	143,773	2,259	(422)		145,610
Operating expenses:
Research and development	71,084	8,141	723	(b)	79,948
Sales and marketing	27,189	1,305	46	(b)	28,540
General and administrative	15,315	4,901	(9)	(b)	20,207
Amortization of acquired intangible assets	1,484	—	4,165	(c)	5,649
Acquired in-process research and development	10,836	—	—		10,836

Total operating expenses	125,908	14,347	4,925		145,180
Income (loss) from operations	17,865	(12,088)	(5,347)		430
Interest income (expense), net	8,659	(1,001)	353	(d)	8,011

Income (loss) before income taxes	26,524	(13,089)	(4,994)		8,441
Income tax provision (benefit)	7,846	73	(350)	(e)	7,569

Net income (loss)	$18,678	$(13,162)	$(4,644)		$872

Basic net income per share	$0.36				$0.02

Shares used in computing basic net income per share	51,760		1,280	(f)	53,040

Diluted net income per share	$0.34				$0.02

Shares used in computing diluted net income per share	55,494		1,280	(f)	56,774

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

On December 14, 2007, Atheros Communications, Inc. (“Atheros” or the “Company”) acquired u-Nav Microelectronics Corporation (“u-Nav”), a privately held Irvine, California based fabless semiconductor company specializing in global positioning system (“GPS”) chipsets and software that enable mobile location-based products and services.

Under the terms of the Asset Purchase Agreement (the “Agreement”), dated December 13, 2007 Atheros paid an aggregate of $15,103,000 in cash and issued 1,280,000 shares of Atheros’ common stock in exchange for certain assets and liabilities of u-Nav. The value of the Company’s common stock issued was determined based on the average price over a 5-day period including the two days before and after December 13, 2007 (“the announcement date”), or $30.18 per share. In addition, the Company issued 150,000 restricted stock units of the Company’s common stock to certain key employees of u-Nav valued at approximately $3,798,000 as of their grant date. This amount will be recognized as compensation expense over the vesting period. The restricted shares vest annually over a four year period based on certain service commitments. A portion of the consideration payable to u-Nav has been placed into escrow pursuant to the terms of the Agreement and there may be additional consideration of up to 400,000 shares of the Company’s common stock payable to u-Nav for the achievement of certain milestones. The preliminary purchase price of u-Nav as of the closing date was $54,149,000, including $416,000 of transaction costs.

The following unaudited pro forma condensed combined financial data was prepared using the purchase method of accounting and was based on the historical financial statements of Atheros and u-Nav. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 combined the historical Atheros and u-Nav balance sheets as if the acquisition had closed on September 30, 2007. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 are presented as if the acquisition had closed on January 1, 2006. The estimates, assumptions and preliminary adjustments used in the preparation of the pro forma financial statements are described herein.

The Unaudited Pro Forma Condensed Combined Balance Sheet and the Unaudited Pro Forma Condensed Combined Statements of Operations are prepared for illustrative purposes only and are not necessarily indicative of the results that would have been achieved had the acquisition of u-Nav been consummated as of the dates indicated or that may be achieved in the future and should not be taken as representative of future consolidated results of operations or financial condition of the Company.

The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, including the notes thereto, should be read in conjunction with the Company’s historical consolidated financial statements included in its Quarterly Report on Form 10-Q for its nine month period ended September 30, 2007 and included in its Annual Report on Form 10-K for its fiscal year ended December 31, 2006 and u-Nav’s historical consolidated financial statements for the nine months ended September 30, 2007 and the year ended December 31, 2006, which are included as Exhibit 99.1 in this Current Report on Form 8-K/A.

2. Purchase Price Allocation

The estimated purchase price of the acquisition is as follows (in thousands):

Amount
Cash consideration	$15,103
Value of Atheros shares issued in connection with the acquisition	38,630
Direct transaction costs	416

Total estimated adjusted purchase price	$54,149

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

Under the purchase method of accounting, the estimated purchase price was allocated based on estimated fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in the acquisition. The allocation of purchase price in the unaudited pro forma condensed combined balance sheet as of September 30, 2007 was based on the estimated fair value of the assets acquired and liabilities assumed as of September 30, 2007, based on the results of a valuation of the assets acquired and liabilities assumed as of the December 14, 2007 closing date. The allocation of the purchase price is preliminary pending the completion of various analyses and the finalization of estimates and is presented as follows (in thousands):

Amount
Net tangible assets acquired	$3,501
Amortizable intangible assets:
Developed technology	11,600
Customer relationships	5,200
Backlog	150
In-process research and development	3,200
Goodwill	30,498

Total estimated purchase price	$54,149

The estimated acquired in-process research and development amount of $3,200,000 is considered a nonrecurring charge and therefore is not included as a pro forma adjustment to the unaudited pro forma condensed combined statements of operations. It is included as a pro forma adjustment for the unaudited pro forma condensed combined balance sheet.

Amortization of other intangible assets has been provided over the following estimated useful lives: existing technology – 3 to 4 years; customer relationships – 6 years and backlog – 3 months. The following represents the estimated amortization of acquired intangibles (in thousands):

Amount
2007	$167
2008	4,315
2009	4,165
2010	4,099
2011	2,500
2012 and beyond	1,704

Total amortization	$16,950

Of the total estimated purchase price, approximately $30,498,000 was allocated to goodwill. Goodwill represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and intangible assets.

In accordance with the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, goodwill resulting from a business combination subsequent to June 30, 2001 is not amortized but instead is tested for impairment at least annually (more frequently if certain indicators are present). In the event that management determines that the value of goodwill has become impaired, the Company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

2. Pro Forma Adjustments

The accompanying unaudited pro forma condensed combined financial statements have been prepared as if the acquisition was completed on September 30, 2007 for balance sheet purposes and on January 1, 2006 for statement of operations purposes.

The following pro forma adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007:

(a)	To record the cash payment for u-Nav as though the acquisition of u-Nav was completed on September 30, 2007.

(b)	To adjust acquired inventory to its fair value as though the acquisition had occurred on September 30, 2007.

(c)	To adjust goodwill and acquired intangible assets as though the acquisition had occurred on September 30, 2007.

(d)	To eliminate u-Nav’s bridge loan and term loan as these liabilities were not acquired by Atheros.

(e)	To record the increase to other accrued liabilities for acquisition-related costs as though the acquisition had occurred on September 30, 2007.

(f)	To eliminate u-Nav’s historical preferred stock.

(g)	To adjust common stock as follows (in thousands):

Amount
Eliminate u-Nav’s historical common stock	$(171)
Fair value of Atheros’ common stock issued in connection with the acquisition	38,630

Total	$38,459

(h)	To adjust accumulated deficit as follows (in thousands):

Amount
Eliminate u-Nav’s historical accumulated deficit	$66,254
Write-off acquired in-process research and development	(3,200)

Total	$63,054

The following pro forma adjustments have been reflected in the Unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 2007 and for the year ended December 31, 2006:

(a)	Adjustments to cost of goods sold (in thousands):

Year Ended December 31, 2006
Amortization of acquired intangible assets	$150
Amortization of inventory fair value adjustment	272

Total	$422

There were no adjustments to cost of goods sold for the nine months ended September 30, 2007.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

(b)	Adjustments to research and development and sales and marketing expenses are to record stock-based compensation expense related to restricted stock units issued to u-Nav employees upon acquisition. Adjustment to general and administrative expense is to eliminate stock-based compensation of u-Nav.

(c)	Amortization of acquired intangible assets assuming the acquisition occurred on January 1, 2006.

(d)	To reflect the decrease in interest income resulting from the use of $15,103,000 of cash to consummate the acquisition. Interest rates of 5.38% and 4.30% were used for the nine months ended September 30, 2007 and for the year ended December 31, 2006, respectively, as these rates approximate the average rates of return earned by Atheros on its cash and investments during these periods. Additionally, this adjustment reflects the decrease in u-Nav’s interest expense incurred on the bridge loans and term loan as these loans were not assumed by Atheros in the acquisition. The adjustments are (in thousands):

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006
Decrease in Atheros’ interest income	$(609)	$(649)
Decrease in u-Nav’s interest expense	1,283	1,002

Total	$674	$353

(e)	To record the tax effect on the pro forma adjustments based on statutory rates of the relevant jurisdictions. The pro forma combined benefit from income taxes does not necessarily reflect the amounts that would have resulted had Atheros and u-Nav filed consolidated income tax returns during the periods presented.

(f)	To adjust the number of shares outstanding in calculating both basic and diluted net income per share to reflect the issuance of 1,280,000 shares of common stock to u-Nav as though the acquisition had occurred on January 1, 2006.

Note: Except for the 150,000 restricted stock units issued to u-Nav employees upon acquisition (see Note 1), the adjustments for stock-based compensation expense above do not contemplate expense related to new awards to acquire Atheros common stock that may be granted to u-Nav employees, if any.